                                                               Exhibit 10.1

                                 EMPLOYMENT AGREEMENT


     AGREEMENT made this 16th day of June, 1997, by and between INTEGRATED PHYSICIAN SYSTEMS, INC. a Delaware business Corporation, with a principal place of business at 615 Hope Road, Eatontown, New Jersey, (hereinafter referred to as "Company") and SCOTT G. POLLOCK, an adult individual residing at 1627 Fairfield Road, Yardley, PA 19067, (hereinafter referred to as "Employee".)

     WHEREAS, Company wishes to hire and employ Employee on the terms and conditions hereinafter set forth; and

     WHEREAS, Employee wishes to accept such employment in return for the compensation set forth herein.

     NOW, THEREFORE, in return for the mutual covenants and conditions set forth herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do agree as follows:

     1. Employment

          Company hereby employs Employee and Employee hereby accepts employment by Company for the period and upon the terms and conditions contained in this Agreement.

     2. Duties

          (a) Employee shall serve Company generally in the capacity described on Exhibit A, attached hereto and incorporated herein by this reference, and shall have such authority and responsibilities as Company may reasonably determine from time to time. Employee shall perform any other duties reasonably required by Company.

          (b) Throughout the term of this Agreement, Employee shall devote his entire business working time, energy, skill and best efforts to the performance of his duties hereunder in a manner which will faithfully and diligently further the business and interests of Company.

     3. Term

          Unless sooner terminated as herein provided, this Agreement shall be for the term set forth on Exhibit A attached hereto and incorporated herein by this reference.

     4. Compensation

          (a) For all of the services rendered by Employee to Company, Employee shall receive the compensation set forth on Exhibit A attached hereto, payable in reasonable periodic installments in accordance with Company's regular payroll practices in effect from time to time.

          (b) Throughout the term of this Agreement and provided that Employee shall be deemed to be a full-time employee, Employee shall be provided the health, dental, life and disability insurance benefits set forth in paragraph 4 of Exhibit "A" attached hereto, and shall be entitled to participate in the Company's 401K plan as described in paragraph 5 of Exhibit "A".

          (c) Employee shall be entitled to the paid vacation set forth on Exhibit A attached hereto.

          (d) During Employee's employment hereunder, Company shall reimburse Employee for all ordinary and necessary business expenses incurred by him in connection with the business of Company. Such payments shall be made by Company upon submission by Employee of vouchers itemizing such expenses in a form reasonably satisfactory to Company.

     5. Disability

          If Employee becomes unable to perform his/her duties hereunder due to partial or total disability or incapacity resulting from a mental or physical illness or any similar cause, and such disability continues for a period in excess of sixty (60) consecutive days in any one hundred and eighty
(180) day period, Company shall have the right to terminate this Agreement upon thirty (30) days written notice to Employee. In the event of such disability, Company shall pay Employee his then current compensation, including any and all accrued salary, bonus compensation and vacation pay, through the date of the commencement of Employee's entitlements under Company's long-term disability insurance policy. Thereafter, Company shall have no further obligations or liabilities to Employee hereunder.

     6. Death

          If Employee dies, this Agreement shall automatically terminate and all payments hereunder shall cease at the end of the month in which Employee's death shall occur and Company shall have no further obligations or liabilities hereunder to Employee's estate or legal representative or otherwise, other than the payment of any and all accrued bonus compensation and accrued vacation pay.

     7. Discharge for Cause

          (a) Notwithstanding the state term of employment, this Agreement and the Employee's employment may be sooner terminated by the Company for any of the following reasons:

               (i) The willful failure or refusal of Employee to perform his duties as may, from time to time, be delegated to him by the Company, through the Board of Directors.

               (ii) Employee's gross negligence which materially and adversely affects the business or affairs of the Company.

               (iii) Any act by Employee of fraud, dishonesty or criminal wrongdoing, which materially adversely effects the Company.

               (iv) Any intentional or willful breach by Employee of any material covenant of this Agreement including but not limited to the provisions regarding noncompetition and confidentiality.

               All of the foregoing shall be, separately and collectively, known as "cause" for termination.

          (b) The Company shall effect termination pursuant to this Section 7 by written notice to Employee specifying in reasonable detail the circumstances alleged by Company to constitute "cause" and the specific provisions of this Section 7 relied upon in effecting such termination. The date of such termination shall be the date ten (10) days after Company gives such notice of termination to Employee. If the grounds for termination are solely the grounds set forth in Section 7(a)(ii) or (iv) above, then during such ten (10) day period, Employee shall be afforded an opportunity to discuss the basis for such termination with the full Board of Directors of the Company, and Employee shall, at his election exercised in writing prior to the expiration of such ten (10) day period, be entitled to a period of not less than thirty (30) days after the date of such discussion to attempt to remedy or cure the conduct alleged to constitute such grounds and the harm caused thereby if in the good faith judgment of the Board of Directors such conduct and harm is capable of being remedied or cured within such thirty
(30) day period. If, after the expiration of such cure period, the Employee has not in the good faith judgment of the Board of Directors remedied or cured the conduct alleged to constitute such grounds and the harm caused thereby, the termination shall be effective upon notice to Employee of such adverse Board judgment.

          (c) In the event of early termination of Employee's employment hereunder, for any reason, Employee shall, simultaneously with such termination, be conclusively deemed to have resigned any other position he might hold with the Company. Employee agrees to execute any and all documents reasonably requested of him by Company's Board of Directors to evidence such resignation(s).

     8. Compensation Upon Termination

          In the event that the Employee's employment and this Agreement is terminated by Company prior to the end of its term, for cause as is set forth in paragraph 7 hereof, Company shall pay to Employee, as severance compensation, in circumstances other than by Employee's death or disability, or other than as a result of change in control of the Company, an amount equal to two months' salary. This amount shall be in addition to all compensation earned or accrued by Employee through the last day of actual employment. In the event that Employee's employment is terminated by the Company as a result of change in control of the Company, the Company shall pay to Employee, as severance compensation, an amount equal to two times (i) Employee's base annual salary and (ii) Employee's maximum potential annual bonus compensation. After the payment of such severance compensation, Company shall have no further obligation or liability to Employee hereunder.

    9. Key Man Insurance. Company shall have the right to obtain, at its sole discretion, what is commonly known as Key Man Insurance on the life of the Employee in such amount as the Company deems appropriate. Executive agrees to cooperate in all respects in the obtaining of such a policy. All expenses involved in connection with the obtaining and maintaining of such a policy shall be paid by the Company.

    10. Company Property; Noncompetition

        (a) All research, experiments, discoveries, inventions, improvements, materials or information, including without limitation, reports, analysis, handbooks, manuals, invoices, price lists or information, customer lists, information about costs, profits, markets, sales, pricing, methods and other business affairs including future expansion plans, or any other materials or data of any kind furnished to Employee by Company or developed by Employee on behalf of Company or at Company's direction or for Company's use or otherwise in connection with Employee's employment hereunder, are and shall remain the sole and confidential property of Company, and Employee shall immediately deliver the same to Company at the termination of Employee's employment or at any other time if so requested by Company.

        (b) During the term of this Agreement and at all times thereafter, Employee shall not use for his/her personal benefit, or disclose, communicate or divulge to, or use for the direct or indirect benefit of any person, firm association, or company other than the Company, any material referred to in subparagraph (a) above or any information regarding the business methods, business policies, procedures, techniques, research or development projects or results, trade secrets, or any other confidential information relating to or dealing with the business operations or activities of the Company.

        (c) During the term of this Agreement and for a period of two (2) years after termination of his/her employment with Company for any reason whatsoever, Employee shall not directly or indirectly induce or attempt to influence any employee of Company to terminate his employment with Company.

        (d) During the period of time which Employee is employed by Company pursuant to the terms of this Agreement and for a period of two (2) years thereafter, without the prior written consent of Company, Employee shall not, directly or indirectly, within a State wherein Company then does business, own, manage, operate, join, control, finance, or participate in the ownership, management, operation, control, or financing of, or be connected as an officer, director, employee, partner, principal, agent, representative, or otherwise, with any enterprise, business, firm or corporation which is in competition with the Company. If Employee violates the provisions of this Paragraph 10 (d), the restrictive period set forth herein shall be extended by a period of time equal to the number of days, if any, during which the Employee is in violation of the provisions hereof.

        (e) Employee hereby acknowledges and agrees that the covenants and restrictions contained in this Paragraph 10 relate to matters which are of a special, unique, and extraordinary importance to Company. Employee acknowledges that the restrictions contained in the foregoing subparagraphs are reasonable and necessary in order to protect the legitimate interests of Company and that without such restrictions, Company would be unwilling to enter into this Agreement. Employee acknowledges that any violation of any of the terms hereof will result in irreparable injury to Company for which money damages alone will be insufficient. Accordingly, Employee agrees that Company shall be entitled to obtain from any Court of competent jurisdiction, preliminary and permanent injunctive relief for a violation or threatened violation of any such restrictions without having to prove actual damages or to post a bond. Company shall also be entitled to an equitable accounting of all earnings, profits, and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which Company may be entitled in law or equity. Employee hereby waives any objections on the grounds of improper jurisdiction or venue to the commencement of an action in the state of New Jersey and agrees that effective service of process may be made upon him/her by mail under the notice provisions contained in this Agreement. EMPLOYEE ACKNOWLEDGES THAT THE TERMS OF THIS AGREEMENT HAVE BEEN NEGOTIATED AT ARM'S LENGTH. EMPLOYEE REPRESENTS THAT HE HAS READ THE RESTRICTIONS CONTAINED HEREIN, HAS HAD THE OPPORTUNITY TO REVIEW THEM WITH LEGAL COUNSEL, AND DOES UNDERSTAND THE FULL EXTENT AND IMPLICATION OF THE TERMS OF THIS AGREEMENT AND HEREBY KNOWINGLY AND VOLUNTARILY AGREES TO BE BOUND HEREBY.

        (f) It is the intent of the parties that the provisions of this Paragraph 10 be enforceable to the fullest extent permitted by law. If, however, any portion of any section of this Agreement including the restrictive covenant as set forth herein is held by a court of law to be unreasonable in any proceeding, then the period of time, the geographic area, or such other restrictions shall be reduced by the elimination or reduction of such portion thereof, so that such restrictions may be enforced in a manner that is adjudged to be reasonable.

    11) Miscellaneous

        (a) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in a accordance with the laws of the State of New Jersey.

        (b) Indulgences, etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege, for a particular occurrence, constitute a waiver with respect to any other occurrence.

        (c) Binding Nature. This Agreement shall be binding upon and inure to the benefit of Company and its successors and assigns and shall be binding upon Employee, his heirs and legal representatives.

        (d) Entire Agreement. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified or amended other than by an agreement in writing, signed by the parties.

        (e) Assignment. This Agreement may be assigned by Company upon thirty
(30) days written notice to Employee. Employee may not assign his duties, obligations or entitlements hereunder.

        (f) Right To Independent Counsel. The parties hereto recognize that this Agreement is a legal document which may affect them adversely. Consequently, the parties acknowledge that prior to executing this Agreement they were given the opportunity to seek the advice of independent legal counsel regarding the provisions of this Agreement and their legal involvement herein. By executing this Agreement, the parties acknowledge that they have reviewed this Agreement with independent counsel or have waived their opportunity to do so.

        (g) Expenses of Agreement. Each of the parties hereto shall bear its own expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby.

        (h) Notices. Any notice required to be given pursuant to the terms of this Agreement shall be in writing and sent by registered mail or nationally recognized carrier, to the parties at the following addresses:

        To Company at:

        Integrated Physician Systems, Inc.
        615 Hope Road
        Eatontown, NJ

        To Employee at:


        1627 Fairfield Road
        Yardley, PA 19067

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                       INTEGRATED PHYSICIAN SYSTEMS, INC.

Attest:                                By: /s/ Joseph F. Murray
       -----------------------------      --------------------------------

                                       EMPLOYEE:

Witness: /s/ Walter B. Dunsmore        /S/ Scott G. Pollock
        ----------------------------   ------------------------------------
                                       SCOTT G. POLLOCK

                                  EXHIBIT "A"

                         EMPLOYMENT AGREEMENT BETWEEN
             INTEGRATED PHYSICIAN SYSTEMS, INC. AND SCOTT G. POLLOCK
             -------------------------------------------------------

     DUTIES - (Pursuant to Paragraph 2) - Employee shall occupy the office of Chief Executive Officer of the Company and shall have all duties and responsibilities attendant to such position including such duties as are set forth in the by-laws of the Company and as may be imposed by the Board of Directors of the Company from time to time. Employee shall also serve as Chief Financial Officer of the Company, and, as such, shall be responsible for all financial affairs of the Company including financial reporting. Employee shall report to and follow the directions of the Board of Directors of the Company. Employee shall serve as one of management's representatives on the Board of Directors of the Company. Employee shall be indemnified and held harmless by the Company for all acts of Employee as an officer or director of the Company in accordance with (i) the provisions set forth in the amended articles of incorporation of the Company, (ii) the provisions set forth in the by-laws of the Company, and (iii) the provisions of the directors and officers liability insurance policy to be maintained by the Company. Company shall provide Employee with copies of the articles of incorporation, the by-laws, and the insurance policy.

     TERM - (Pursuant to Paragraph 3) - This Agreement shall be for a term of three years, commencing on August 1, 1997. This Agreement shall not be terminated except in accordance with its terms.

     COMPENSATION - (Pursuant to Paragraph 4) -

          1) Salary - For all of his services to be rendered hereunder, including his service on the Board of Directors and any committees thereof, Employee shall be paid an annual salary of Two Hundred Thousand ($200,000) Dollars during his first year of employment hereunder. Employee's compensation for the second year of employment shall be the initial annual compensation, increased by a factor equal to the prior year's inflation. Employee's compensation for the third year of employment hereunder shall be as mutually agreed upon by the parties after good faith negotiations at the end of the second employment year, provided, however, that in no event shall such third year compensation be less than the compensation paid in the second year of employment increased by factor equal to the prior year's inflation.

          2) Bonus - Employee shall be entitled to an annual bonus in an amount equal to either 10%, 20%, or 30% of base compensation, depending upon the achievement, by the Company, of certain financial and operational goals, the definition of which shall be provided to Employee by the Board of Directors of the Company prior to the commencement of employment hereunder. Employee shall receive the most favorable bonus as shall have been paid to any other executive officer of the Company. Bonus compensation hereunder shall be paid to Employee within ninety (90) days of the end of the period of measurement thereof.

          3) Automobile Allowance - Employee shall be paid a monthly automobile allowance in the amount of Six Hundred ($600) Dollars which is intended to represent reimbursement to Employee of all costs incurred in the operation of his automobile on Company business. The amount set forth herein shall be the maximum amount allowed to Employee for any automobile expenses.

          4) Health, Dental, Disability and Life Insurance - Employee shall receive, at no cost to Employee, full coverage for Employee and his dependents, in such health, dental, accident and long-term disability insurance as shall be in force in the Company from time to time. Employee shall receive from the Company, at no cost to Employee, life insurance on the life of Employee in an amount equal to the Employee's annual salary hereunder. Employee may, subject to the provisions of the group life insurance contract, purchase additional life insurance at Employee's sole cost and expense.

          5) 401 (K) Plan/Stock Option Plan - Employee shall be entitled to participate in any 401(K) or employee stock option plan adopted by the Company. The amount of contribution thereto by Company, if any, shall be at Company's sole discretion.

          6) Vacation - Employee shall be entitled to four (4) weeks paid vacation during each year of employment hereunder which may be accumulated up to a maximum of eight (8) weeks during any one calendar year.

                             EMPLOYMENT AGREEMENT
                             --------------------


     AGREEMENT made this 1st day of April, 1997, by and between INTEGRATED PHYSICIAN SYSTEMS, INC. a Delaware business Corporation, with its principle place of business at 615 Hope Road, Eatontown, New Jersey, (hereinafter referred to as "Company") and Dennis B. Liotta, M.D., an adult individual residing at 33 High Ridge Road, Wayside, NJ 07712, (hereinafter referred to as "Employee".)

     WHEREAS, Company wishes to hire and employ Employee on the terms and conditions hereinafter set forth; and

     WHEREAS, Employee wishes to accept such employment in return for the compensation set forth herein.

     NOW, THEREFORE, in return for the mutual covenants and conditions set forth herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do agree as follows:

     1.   Employment

               Company hereby employs Employee and Employee hereby accepts employment by Company for the period and upon the terms and conditions contained in this Agreement.

     2.   Duties

               (a) Employee shall serve Company generally in the capacity described on Exhibit A, attached hereto and incorporated herein by this reference, shall be an authorized agent of the Company, and shall have such authority and responsibilities commensurate with the position held, as Company may reasonably determine from time to time. Employee shall perform any other duties reasonably required or requested by Company.

               (b) Throughout the term of this Agreement, Employee shall devote his entire business working time, energy, skill and best efforts to the performance of his duties hereunder in a manner which will faithfully and diligently further the business and interests of Company.

     3.   Term

               Unless sooner terminated as herein provided, this Agreement shall be for the term set forth on Exhibit A attached hereto and incorporated herein by this reference.

     4. Compensation

          (a) For all of the services rendered by Employee to Company, Employee shall receive the compensation set forth on Exhibit A attached hereto, payable in reasonable periodic installments in accordance with Company's regular payroll practices in effect from time to time.

          (b) Throughout the term of this Agreement and provided that Employee shall be deemed to be a full-time employee, Employee shall be entitled to participate in and receive the benefits of any pension, profit sharing plan, or 401K plan. Company will provide Employee and his designated dependents with Company paid health, life, accident and disability insurance in addition to any other plans or programs that are paid for other similarly situated employees of Company.

          (c) Employee shall be entitled to the paid vacation set forth on Exhibit A attached hereto.

          (d) During Employee's employment hereunder, and in accordance with Exhibit "A" attached hereto, Company shall reimburse Employee for all ordinary and necessary business expenses incurred by him in connection with the business of Company, including, but not limited to reimbursement for use of home telephone, home fax, and personal cellular phone. Such payments shall be made by Company upon submission by Employee of vouchers itemizing such expenses in a form reasonably satisfactory to Company.

     5. Disability

          If Employee becomes unable to perform his/her duties hereunder due to partial or total disability or incapacity resulting from a mental or physical illness or any similar cause, and such disability continues for a period in excess of sixty (60) consecutive days in any one hundred and eighty
(180) day period, Company shall have the right to terminate this Agreement upon thirty (30) days written notice to Employee. In the event of such disability, Company shall pay Employee his then current compensation, including any and all accrued salary, bonus compensation and vacation pay, through the date of the commencement of Employee's entitlements under Company's long-term disability insurance policy. Thereafter, Company shall have no further obligations or liabilities to Employee hereunder.

     6. Death

          If Employee dies, this Agreement shall automatically terminate and all payments hereunder shall cease at the end of the month in which Employee's death shall occur and Company shall have no further obligations or liabilities hereunder to Employee's estate or legal representative or otherwise.

     7. Discharge for Cause

          (a) Notwithstanding the stated term of employment, this Agreement and the Employee's employment may be sooner terminated by the Company for any of the following reasons:

               (i) The willful failure, or refusal of Employee to perform his duties as may, from time to time, be delegated to him by the Company, through the President, the Chief Executive Officer, or the Board of Directors.

               (ii) Employee's gross negligence or intentional failure to act which materially and adversely affects the business or affairs of the Company.

               (iii) Any act by Employee of fraud, dishonesty or criminal wrongdoing.

               (iv) Any intentional or willful breach by Employee of any material covenant of this Agreement including but not limited to the provisions regarding noncompetition and confidentiality.

          All of the foregoing shall be, separately and collectively, known as "cause" for termination.

          (b) The Company shall effect termination pursuant to this Section 7 by written notice to Employee specifying in reasonable detail the circumstances alleged by Company to constitute "cause" and the specific provisions of this Section 7 relied upon in effecting such termination. The date of such termination shall be the date ten (10) days after Company gives such notice of termination to Employee. If the grounds for termination are solely the grounds set forth in Section 7(a)(ii) or (iv) above, then during such ten (10) day period, Employee shall be afforded an opportunity to discuss the basis for such termination with the full Board of Directors of the Company, and Employee shall, at his election exercised in writing prior to the expiration of such ten (10) day period, be entitled to a period of not less than thirty (30) days after the date of such discussion to attempt to remedy or cure the conduct alleged to constitute such grounds and the harm caused thereby if in the good faith judgment of the Board of Directors such conduct and harm is capable of being remedied or cured within such thirty
(30) day period. If, after the expiration of such cure period, the Employee has not in the good faith judgement of the Board of Directors remedied or cured the conduct alleged to constitute such grounds and the harm caused thereby, the termination shall be effective upon notice to Employee of such adverse Board judgment.

          (c) In the event of early termination of Employee's employment hereunder, for any reason, Employee shall, simultaneously with such termination, be conclusively deemed to have resigned any other position he might hold with the Company. Employee agrees to execute any and all documents reasonably requested of him by Company's Board of Directors to evidence such resignation(s).

     8. Compensation Upon Termination.

          In the event that the Employee's employment and this Agreement is terminated by Company prior to the end of its term, Company shall pay to Employee, as severance compensation, in circumstances other than by Employee's death or disability, or other than as a result of change in control of the Company, an amount equal to two months' salary. This amount shall be in addition to all compensation earned or accrued by Employee through the last day of actual employment. In the event that Employee's employment is terminated by the Company as a result of change in control of the Company, the Company shall pay to Employee, as severance compensation, an amount equal to two times (i) Employee's base annual salary and (ii) Employee's maximum potential annual bonus compensation. After the payment of such severance compensation, Company shall have no further obligation or liability to Employee hereunder.

     9. Key Man Insurance. Company shall the right to obtain, at its sole discretion, what is commonly known as Key Man Insurance on the life of the Employee in such amount as the Company deems appropriate. Executive agrees to cooperate in all respects in the obtaining of such a policy. All expenses involved in connection with the obtaining and maintaining of such a policy shall be paid by the Company.

     10. Company Property; Noncompetition

          (a) All research, experiments, discoveries, inventions, improvements, materials or information, including without limitation, reports, analysis, handbooks, manuals, invoices, price lists or information, customer lists, information about costs, profits, markets, sales, pricing, methods and other business affairs including future expansion plans, or any other materials or data of any kind furnished to Employee by Company or developed by Employee on behalf of Company or at Company's direction or for Company's use or otherwise in connection with Employee's employment hereunder, are and shall remain the sole and confidential property of Company, and Employee shall immediately deliver the same to Company at the termination of Employee's employment or at any other time if so requested by Company.

          (b) During the term of this Agreement and at all times thereafter, Employee shall not use for his/her personal benefit, or disclose, communicate or divulge to, or use for the direct or indirect benefit of any person, firm association, or company other than the Company, any material referred to in subparagraph (a) above or any information regarding the business methods, business policies, procedures, techniques, research or development projects or results, trade secrets, or any other confidential information relating to or dealing with the business operations or activities of the Company.

          (c) During the term of this Agreement and for a period of two (2) years after termination of his/her employment with Company for any reason whatsoever, Employee shall not directly or indirectly induce or attempt to influence any employee of Company to terminate his employment with Company.

          (d) During the period of time which Employee is employed by Company pursuant to the terms of this Agreement and for a period of two (2) years thereafter, without the prior written consent of Company, Employee shall not, directly or indirectly, within a State wherein Company then does business, own, manage, operate, join, control, finance, or participate in the ownership, management, operation, control, or financing of, or be connected as an officer, director, employee, partner, principal, agent, representative, consultant, or otherwise, with any enterprise, business, firm or corporation which is in direct competition with the Company. If Employee violates the provisions of this Paragraph 10(d), the restrictive period set forth herein shall be extended by a period of time equal to the number of days, if any, during which the Employee is in violation of the provisions hereof.

          (e) Employee hereby acknowledges and agrees that the covenants and restrictions contained in this Paragraph 10 relate to matters which are of a special, unique, and extraordinary importance to Company. Employee acknowledges that the restrictions contained in the foregoing subparagraphs are reasonable and necessary in order to protect the legitimate interests of Company and that without such restrictions, Company would be unwilling to enter into this Agreement. Employee acknowledges that any violation of any of the terms hereof will result in irreparable injury to Company for which money damages alone will be insufficient. Accordingly, Employee agrees that Company shall be entitled to obtain from any Court of competent jurisdiction, preliminary and permanent injunctive relief for a violation or threatened violation of any such restrictions without having to prove actual damages or to post a bond. Company shall also be entitled to an equitable accounting of all earnings, profits, and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which Company may be entitled in law or equity. Employee hereby waives any objections on the grounds of improper jurisdiction or venue to the commencement of an action in the state of New Jersey and agrees that effective service of process may be made upon him/her by mail under the notice provisions contained in this Agreement. EMPLOYEE ACKNOWLEDGES THAT THE TERMS OF THIS AGREEMENT HAVE BEEN NEGOTIATED AT ARM'S LENGTH. EMPLOYEE REPRESENTS THAT HE HAS READ THE RESTRICTIONS CONTAINED HEREIN, HAS HAD THE OPPORTUNITY TO REVIEW THEM WITH LEGAL COUNSEL, AND DOES UNDERSTAND THE FULL EXTENT AND IMPLICATION OF THE TERMS OF THIS AGREEMENT AND HEREBY KNOWINGLY AND VOLUNTARILY AGREES TO BE BOUND HEREBY.

          (f) It is the intent of the parties that the provisions of this Paragraph 10 be enforceable to the fullest extent permitted by law. If, however, any portion of any section of this Agreement including the restrictive covenant as set forth herein is held by a court of law to be unreasonable in any proceeding, then the period of time, the geographic area, or such other restrictions shall be reduced by the elimination or reduction of such portion thereof, so that such restrictions may be enforced in a manner that is adjudged to be reasonable.

     11) Miscellaneous

          (a) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of New Jersey.

          (b) Indulgences, etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any waiver of any right, remedy, power or privilege, for a particular occurrence, constitute a waiver with respect to any other occurrence.

          (c) Binding Nature. This Agreement shall be binding upon and inure to the benefit of Company and its successors and assigns and shall be binding upon Employee, his heirs and legal representatives.

          (d) Entire Agreement. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified or amended other than by an agreement in writing, signed by the parties.

          (e) Assignment. This Agreement may be assigned by Company upon thirty (30) days written notice to Employee. Employee may not assign his duties, obligations or entitlements hereunder.

          (f) Right To Independent Counsel. The parties hereto recognize that this Agreement is a legal document which may affect them adversely. Consequently, the parties acknowledge that prior to executing this Agreement they were given the opportunity to seek the advice of independent legal counsel regarding the provisions of this Agreement and their legal involvement herein. By executing this Agreement, the parties acknowledge that they have reviewed this Agreement with independent counsel or have waived their opportunity to do so.

          (g) Expenses of Agreement. Each of the parties hereto shall bear its own expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby.

          (h) Notices. Any notice required to be given pursuant to the terms of this Agreement shall be in writing and sent by registered mail or nationally recognized carrier, to the parties at the following addresses:

          To the Employer at:

          Integrated Physician Systems, Inc.
          2644 Bristol Road
          Warrington, PA 18976

          To the Employee at:

          Dennis B. Liotta, M.D.
          33 High Ridge Road
          Wayside, NJ 07712

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                       INTEGRATED PHYSICIAN SYSTEMS, INC.


Attest:/S/ Joseph F. Murray                 By: /S/ Scott G. Pollock
       ______________________              __________________________




                                       EMPLOYEE:


Witness:/S/ Manuela E. Jackson         /S/ Dennis B. Liotta, M.D.
        ______________________         ______________________________
                                       Dennis B. Liotta, M.D.

           EMPLOYMENT AGREEMENT BETWEEN INTEGRATED PHYSICIAN SYSTEMS
                        INC. AND DENNIS B. LIOTTA, M.D.

                                  EXHIBIT "A"

     DUTIES-(Pursuant to Paragraph 2)-Employee shall occupy the office of Executive Vice President. Employee shall serve as the Chief Operating Officer of the Company, and, as such, shall be responsible for the day to day operations of the Company. Employee shall also serve as President of Professional Medical Images, LTD., a subsidiary of the Company involved in IPA development and management services. Employee shall report to and follow the directions of the President of the Company. Employee shall serve as one of management's representatives on the Board of Directors of the Company. Employee shall be indemnified and held harmless by the Company for all acts of Employee as an officer or director of the Company in accordance with (i) the provisions set forth in the amended articles of incorporation of the Company, (ii) the provisions set forth in the by-laws of the Company, and
(iii) the provisions of the directors and officers liability insurance policy to be maintained by the Company. Company shall provide Employee with copies of the articles of incorporation, the by-laws, and the insurance policy.

     TERM-(Pursuant to Paragraph 3)-This Agreement shall be for a term of three (3) years from August 1, 1997.

     COMPENSATION-(Pursuant to Paragraph 4)-

          Salary-For all of his services to be rendered hereunder, including his service on the Board of Directors and any committees thereof, Executive Employee shall be paid an annual salary of Two Hundred Thousand Dollars ($200,000) commencing with the closing of the Company's initial public offering. From April 1, 1997 until the closing of the Company's initial public offering, Employee's annual compensation will be One Hundred Fifty Thousand Dollars ($150,000). Employee's compensation for the second and third years of employment shall be the initial annual compensation, increased by a factor equal to the prior year's inflation.

          Bonus-Employee shall be entitled to an annual bonus in an amount equal to either 10%, 20% or 30% of base compensation depending upon the achievement, by the Company, of certain financial and operational goals, the definition of which shall be provided to Employee by the Chief Executive Officer prior to the commencement of employment hereunder. Employee shall receive the most favorable bonus as shall have been paid to any other executive officer of the Company. Bonus compensation hereunder shall be paid to Employee within ninety (90) days of the end of the period of measurement thereof.

          Automobile Allowance-Employee shall be paid a monthly automobile allowance in the amount of Six Hundred ($600) Dollars which is intended to represent reimbursement to Employee of all costs incurred in the operation of his automobile on Company business. The amount set forth herein shall be the maximum amount allowed to Employee for any automobile expenses.

          Health, Dental, Disability and Life Insurance-Employee shall receive, at no cost to Employee, full coverage for Employee and his dependents, in such health, dental, accident and long-term disability insurance programs as shall be in force in the Company from time to time, and shall receive any such other benefits as shall be received by other employees of the Company similarly situate. Employee shall receive from the Company, at no cost to Employee, life insurance on the life of the Employee in an amount equal to Employee's annual salary hereunder. Employee may, subject to the provisions of the group life insurance contract, purchase additional life insurance at Employee's sole cost and expense.

          401(K)Plan-Employee shall be entitled to participate in any 401(K) plan adopted by the company. The amount of contribution thereto by Company, if any, shall be at Company's sole discretion.

          Vacation-Employee shall be entitled to four (4) weeks paid vacation during each year of employment hereunder which may be accumulated up to a maximum of eight (8) weeks during any one calendar year.

                               EMPLOYMENT AGREEMENT


       AGREEMENT made this 8th day of June, 1997, by and between INTEGRATED PHYSICIAN SYSTEMS, INC. a Delaware business Corporation, with a principal place of business at 615 Hope Road, Eatontown, New Jersey, (hereinafter referred to as "Company") and PETER R. HEISEN, M.D., an adult individual residing at 38 Timber Knoll Drive, Washington Crossing, PA 18977, (hereinafter referred to as "Employee".)

       WHEREAS, Company wishes to hire and employ Employee on the terms and conditions hereinafter set forth; and

       WHEREAS, Employee wishes to accept such employment in return for the compensation set forth herein.

       NOW, THEREFORE, in return for the mutual covenants and conditions set forth herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do agree as follows:

       1. Employment

              Company hereby employs Employee and Employee hereby accepts employment by Company for the period and upon the terms and conditions contained in this Agreement.

       2. Duties

              (a) Employee shall serve Company generally in the capacity described on Exhibit A, attached hereto and incorporated herein by this reference, and shall have such authority and responsibilities as Company may reasonably determine from time to time. Employee shall perform any other duties reasonably required by Company.

              (b) Throughout the term of this Agreement, Employee shall devote his entire business working time, energy, skill and best efforts to the performance of his duties hereunder in a manner which will faithfully and diligently further the business and interests of Company.

       3. Term

              Unless sooner terminated as herein provided, this Agreement shall be for the term set forth on Exhibit A attached hereto and incorporated herein by this reference.

       4. Compensation

              (a) For all of the services rendered by Employee to Company, Employee shall receive the compensation set forth on Exhibit A attached hereto, payable in reasonable periodic installments in accordance with Company's regular payroll practices in effect from time to time.

              (b) Throughout the term of this Agreement and provided that Employee shall be deemed to be a full-time employee, Employee shall be provided the health, dental, life and disability insurance benefits set forth in paragraph 4 of Exhibit "A" attached hereto, and shall be entitled to participate in the Company's 401K plan as described in paragraph 5 of Exhibit "A."

              (c) Employee shall be entitled to the paid vacation set forth on Exhibit A attached hereto.

              (d) During Employee's employment hereunder, Company shall reimburse Employee for all ordinary and necessary business expenses incurred by him in connection with the business of Company. Such payments shall be made by Company upon submission by Employee of vouchers itemizing such expenses in a form reasonably satisfactory to Company.

       5. Disability

              If Employee becomes unable to perform his/her duties hereunder due to partial or total disability or incapacity resulting from a mental or physical illness or any similar cause, and such disability continues for a period in excess of sixty (60) consecutive days in any one hundred and eighty
(180) day period, Company shall have the right to terminate this Agreement upon thirty (30) days written notice to Employee. In the event of such disability, Company shall pay Employee his then current compensation, including any and all accrued salary, bonus compensation and vacation pay, through the date of the commencement of Employee's entitlements under Company's long-term disability insurance policy. Thereafter, Company shall have no further obligations or liabilities to Employee hereunder.

       6. Death

              If Employee dies, this Agreement shall automatically terminate and all payments hereunder shall cease at the end of the month in which Employee's death shall occur and Company shall have no further obligations or liabilities hereunder to Employee's estate or legal representative or otherwise, other than the payment of any and all accrued bonus compensation and accrued vacation pay.

       7. Discharge for Cause

              (a) Notwithstanding the stated term of employment, this Agreement and the Employee's employment may be sooner terminated by the Company for any of the following reasons:

                     (i) The willful failure or refusal of Employee to perform his duties as may, from time to time, be delegated to him by the Company, through the Chief Executive Officer, or the Board of Directors.

                     (ii) Employee's gross negligence which materially and adversely affects the business or affairs of the Company.

     (iii) Any act by Employee of fraud, dishonesty or criminal wrongdoing, which materially adversely effects the Company.

     (iv) Any intentional or willful breach by Employee of any material covenant of this Agreement including but not limited to the provisions regarding noncompetition and confidentiality.

     All of the foregoing shall be, separately and collectively, known as "cause" for termination.

  (b) The Company shall effect termination pursuant to this Section 7 by written notice to Employee specifying in reasonable detail the circumstances alleged by Company to constitute "cause" and the specific provisions of this
Section 7 relied upon in effecting such termination. The date of such termination shall be the date ten (10) days after Company gives such notice of termination to Employee. If the grounds for termination are solely the grounds set forth in Section 7(a)(ii) or (iv) above, then during such ten
(10) day period, Employee shall be afforded an opportunity to discuss the basis for such termination with the full Board of Directors of the Company, and Employee shall, at his election exercised in writing prior to the expiration of such ten (10) day period, be entitled to a period of not less than thirty (30) days after the date of such discussion to attempt to remedy or cure the conduct alleged to constitute such grounds and the harm caused thereby if in the good faith judgment of the Board of Directors such conduct and harm is capable of being remedied or cured within such thirty (30) day period. If, after the expiration of such cure period, the Employee has not in the good faith judgment of the Board of Directors remedied or cured the conduct alleged to constitute such grounds and the harm caused thereby, the termination shall be effective upon notice to Employee of such adverse Board judgment.

  (c) In the event of early termination of Employee's employment hereunder, for any reason, Employee shall, simultaneously with such termination, be conclusively deemed to have resigned any other position he might hold with the Company. Employee agrees to execute any and all documents reasonably requested of him by Company's Board of Directors to evidence such resignations(s).

       8. Termination of Agreement by Employee for Cause.

  (a) Employee may terminate this Agreement by written notice to Company on or before the thirtieth (30th) day after the earlier of notice of or the occurrence of the following events: (i) the giving of a title to Employee below the level of Chief Medical Officer of the Company; (ii) the assignment to Employee of any duties or a change in Employee status materially inconsistent with those set forth herein, including the removal of Employee from the Board of Directors of the Company; (iii) the Company's willful breach of any material covenant of this Agreement which breach continues ten
(10) days after written notice to Company from Employee specifying the nature of the breach and the remedy expected; or (iv) the relocation of the offices at which Employee is based to a location outside of the Philadelphia or New York metropolitan area.

  (b) If Employee terminates his employment with Company for any reason specified in paragraph (a) above, in addition to any other remedies to which Employee may be lawfully entitled, Employee shall be entitled to receive severance pay as follows: (i) his then base salary paid monthly for the remainder of the Term, but in no event less than one hundred and twenty-five (125%) of such base salary for six (6) months, and (ii) the maximum possible bonus compensation in accordance with the terms of Exhibit "A" attached hereto. Furthermore, within ten (10) business days after such termination, Company shall pay to Employee a per diem amount based upon such base salary for any accrued vacation days not previously taken by Employee.

       9. Compensation Upon Termination.

  In the event that the Employee's employment and this Agreement is terminated by Company prior to the end of its term, for cause as is set forth in paragraph 7 hereof, Company shall pay to Employee, as severance compensation, in circumstances other than by Employee's death or disability, or other than as a result of change in control of the Company, an amount equal to two months' salary. This amount shall be in addition to all compensation earned or accrued by Employee through the last day of actual employment. In the event that Employee's employment is terminated by the Company as a result of change in control of the Company, the Company shall pay to Employee, as severance compensation, an amount equal to two times (i) Employee's base annual salary and (ii) Employee's maximum potential annual bonus compensation. After the payment of such severance compensation, Company shall have no further obligation or liability to Employee hereunder.

       10. Key Man Insurance. Company shall have the right to obtain, at its sole discretion, what is commonly known as Key Man Insurance on the life of the Employee in such amount as the Company deems appropriate. Executive agrees to cooperate in all respects in the obtaining of such a policy. All expenses involved in connection with the obtaining and maintaining of such a policy shall be paid by the Company.

       11. Company Property; Noncompetition.

  (a) All research, experiments, discoveries, inventions, improvements, materials or information, including without limitation, reports, analysis, handbooks, manuals, invoices, price lists or information, customer lists, information about costs, profits, markets, sales, pricing, methods and other business affairs including future expansion plans, or any other materials or data of any kind furnished to Employee by Company or developed by Employee on behalf of Company or at Company's direction or for Company's use or otherwise in connection with Employee's employment hereunder, are and shall remain the sole and confidential property of Company, and Employee shall immediately deliver the same to Company at the termination of Employee's employment or at any other time if so requested by Company.

  (b) During the term of this Agreement and at all times thereafter, Employee shall not use for his/her personal benefit, or disclose, communicate or divulge to, or use for the direct or indirect benefit of any person, firm association, or company other than the Company, any material referred to in subparagraph (a) above or any information regarding the business methods, business policies, procedures, techniques, research or development projects or results, trade secrets, or any other confidential information relating to or dealing with the business operations or activities of the Company.

  (c) During the term of this Agreement and for a period of two (2) years after termination of his/her employment with Company for any reason whatsoever, Employee shall not directly or indirectly induce or attempt to influence any employee of Company to terminate his employment with Company.

  (d) During the period of time which Employee is employed by Company pursuant to the terms of this Agreement and for a period of two (2) years thereafter, without the prior written consent of Company, Employee shall not, directly or indirectly, within a State wherein Company then does business, own, manage, operate, join, control, finance, or participate in the ownership, management, operation, control, or financing of, or be connected as an officer, director, employee, partner, principal, agent, representative, or otherwise, with any enterprise, business, firm or corporation which is in competition with the Company, other than providing consulting services to William M. Mercer, Inc. or a similar consulting firm. If Employee violates the provisions of this Paragraph 11(d), the restrictive period set forth herein shall be extended by a period of time equal to the number of days, if any, during which the Employee is in violation of the provisions hereof.

  (e) Employee hereby acknowledges and agrees that the covenants and restrictions contained in this Paragraph 11 relate to matters which are of a special, unique, and extraordinary importance to Company. Employee acknowledges that the restrictions contained in the foregoing subparagraphs are reasonable and necessary in order to protect the legitimate interests of Company and that without such restrictions, Company would be unwilling to enter into this Agreement. Employee acknowledges that any violation of any of the terms hereof will result in irreparable injury to Company for which money damages alone will be insufficient. Accordingly, Employee agrees that Company shall be entitled to obtain from any Court of competent jurisdiction, preliminary and permanent injunctive relief for a violation or threatened violation of any such restrictions without having to prove actual damages or to post a bond. Company shall also be entitled to an equitable accounting of all earnings, profits, and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which Company may be entitled in law or equity. Employee hereby waives any objections on the grounds of improper jurisdiction or venue to the commencement of an action in the state of New Jersey and agrees that effective service of process may be made upon him/her by mail under the notice provisions contained in this Agreement. EMPLOYEE ACKNOWLEDGES THAT THE TERMS OF THIS AGREEMENT HAVE BEEN NEGOTIATED AT ARM'S LENGTH. EMPLOYEE REPRESENTS THAT HE HAS READ THE RESTRICTIONS CONTAINED HEREIN, HAS HAD THE OPPORTUNITY TO REVIEW THEM WITH LEGAL COUNSEL, AND DOES UNDERSTAND THE FULL EXTENT AND IMPLICATION OF THE TERMS OF THIS AGREEMENT AND HEREBY KNOWINGLY AND VOLUNTARILY AGREES TO BE BOUND HEREBY.

        (f) It is the intent of the parties that the provisions of this Paragraph 11 be enforceable to the fullest extent permitted by law. If, however, any portion of any section of this Agreement including the restrictive covenant as set forth herein is held by a court of law to be unreasonable in any proceeding, then the period of time, the geographic area, or such other restrictions shall be reduced by the elimination or reduction of such portion thereof, so that such restrictions may be enforced in a manner that is adjudged to be reasonable.

    12) Miscellaneous

        (a) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of New Jersey.

        (b) Indulgences, etc. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege, for a particular occurrence, constitute a waiver with respect to any other occurrence.

        (c) Binding Nature. This Agreement shall be binding upon and inure to the benefit of Company and its successors and assigns and shall be binding upon Employee, his heirs and legal representatives.

        (d) Entire Agreement. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Agreement may not be modified or amended other than by an agreement in writing, signed by the parties.

        (e) Assignment. This Agreement may be assigned by Company upon thirty (30) days written notice to Employee. Employee may not assign his duties, obligations or entitlements hereunder.

        (f) Right to Independent Counsel. The parties hereto recognize that this Agreement is a legal document which may affect them adversely. Consequently, the parties acknowledge that prior to executing this Agreement they were given the opportunity to seek the advice of independent legal counsel regarding the provisions of this Agreement and their legal involvement herein. By executing this Agreement, the parties acknowledge that they have reviewed this Agreement with independent counsel or have waived their opportunity to do so.

        (g) Expenses of Agreement. Each of the parties hereto shall bear its own expenses incurred in connection with the negotiation, preparation and execution of this Agreement and the consummation of the transactions contemplated hereby.

        (h) Notices. Any notice required to be given pursuant to the terms of this Agreement shall be in writing and sent by registered mail or nationally recognized carrier, to the parties at the following addresses:

            To Company at:

            Integrated Physician Systems, Inc.
            615 Hope Road
            Eatontown, NJ


            To Employee at:

            38 Timber Knoll Drive,
            Washington Crossing, PA 18977


IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                       INTEGRATED PHYSICIAN SYSTEMS, INC.



Attest: /s/ Walter B. Dunsmore         By: /s/ Scott G. Pollock
        ----------------------             -------------------------
                                           Chief Executive Officer



                                       EMPLOYEE:




Witness:/s/ Walter B. Dunsmore         By: /s/ PETER R. HEISEN, M.D.
        ----------------------             -------------------------
                                           PETER R. HEISEN, M.D.

    3) AUTOMOBILE ALLOWANCE - Employee shall be paid a monthly automobile allowance in the amount of Six Hundred ($600) Dollars which is intended to represent reimbursement to Employee of all costs incurred in the operation of his automobile on Company business. The amount set forth herein shall be the maximum amount allowed to Employee for any automobile expenses.

    4) HEALTH, DENTAL, DISABILITY AND LIFE INSURANCE - Employee shall receive, at no cost to Employee, full coverage for Employee and his dependents, in such health, dental, accident and long-term disability insurance as shall be in force in the Company from time to time. Employee shall receive from the Company, at no cost to Employee, life insurance on the life of Employee in an amount equal to twice the Employee's annual salary hereunder. Employee may, subject to the provisions of the group life insurance contract, purchase additional life insurance at Employee's sole cost and expense.

    5) 401(K) PLAN/STOCK OPTION PLAN - Employee shall be entitled to participate in any 401(K) or employee stock option plan adopted by the Company. The amount of contribution thereto by Company, if any, shall be at Company's sole discretion.

    6) VACATION - Employee shall be entitled to four (4) weeks paid vacation during each year of employment hereunder which may be accumulated up to a maximum of eight (8) weeks during any one calendar year.